UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report ( Date of earliest event reported): February 14, 2005

                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)

                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)

           001-10382                                  23-2131580
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    (Commission File Number)            (IRS Employer Identification Number)

             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)

                                 (610) 666-7500
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officer

On February 14, 2005, Valley Forge Scientific Corp. (the "Company") hired Bruce
A. Murray, one of the Company's directors, as the Company's Executive Vice President and Chief Operating Officer. Mr. Murray will continue to remain a director of the Company. An employment agreement is currently being drafted between the Company and Mr. Murray, which will provide for an annual salary for Mr. Murray of $144,000, a bonus based on performance of certain goals, and a maximum sixty day severance payment in the event of a termination without a cause.

        On February 16, 2005, Valley Forge issued a press release announcing the hiring of Bruce A. Murray as the Company's Chief Operating Officer as described in Item 5.02 of this Current Report. A copy of the press release is attached as
Exhibit 99.1 and is incorporated by reference into this Item 5.02.

                                   SIGNATURES
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        Pursuant to the requirement of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   February 16, 2005

                                            VALLEY FORGE SCIENTIFIC CORP


                                        By: /s/ JERRY L. MALIS
                                            --------------------------------
                                            Jerry L. Malis, President and
                                            Chief Executive Officer

                          Valley Forge Scientific Corp.
                                  Exhibit Index
                                    Form 8-K


                 Exhibit No.           Description
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                       99.1            Valley Forge Scientific Press Release
                                       Dated February 16, 2005